UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 14, 2021

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 7.01     REGULATION FD DISCLOSURE.
On July 14, 2021, Braemar Hotels & Resorts Inc. (the “Company”) issued a press release announcing that its Board of Directors:

a) declared a quarterly cash dividend for the third quarter ending September 30, 2021, of $0.3438 per diluted share, for the Company’s 5.5% Series B Cumulative Convertible Preferred Stock. This dividend is payable on October 15, 2021, to shareholders of record as of September 30, 2021; and

b) declared a quarterly cash dividend for the third quarter ending September 30, 2021, of $0.5156 per diluted share, for the Company’s 8.25% Series D Cumulative Preferred Stock. This dividend is payable on October 15, 2021, to shareholders of record as of September 30, 2021;

c) declared a monthly cash dividend for the Company’s Series E Redeemable Preferred Stock equal to a quarterly rate of $0.50 per share, payable as follows: $0.1666 per share will be paid on August 16, 2021 to stockholders of record as of July 30, 2021; $0.1666 per share will be paid on September 15, 2021 to stockholders of record as of August 31, 2021; and $0.1666 per share will be paid on October 15, 2021 to stockholders of record as of September 30, 2021; and

d) declared a monthly cash dividend for the Company’s Series M Redeemable Preferred Stock equal to a quarterly rate of $0.5125 per share, payable as follows: $0.1708 per share will be paid on August 16, 2021 to stockholders of record as of July 30, 2021; $0.1708 per share will be paid on September 15, 2021 to stockholders of record as of August 31, 2021; and $0.1708 per share will be paid on October 15, 2021 to stockholders of record as of September 30, 2021.

As of July 9, 2021, there were 22,010 shares of the Company’s Series E Redeemable Preferred Stock and no shares of the Company’s Series M Redeemable Preferred Stock issued and outstanding.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number     Exhibit Description

99.1    Press Release of the Company, dated July 14, 2021, furnished under Item 7.01, announcing the declaration of dividends
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 14, 2021

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary